Note 5 - Asset Held for Sale	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Asset Held for Sale [Text Block]
NOTE 5 – ASSETS HELD FOR SALE

During the third quarter of 2015, the Company reclassified its non-core Atlas Mine properties, located in and around Mullan, Idaho, from property and equipment to assets held for sale as the Company began exploring various strategic options to further monetize the value of the land and any associated mineral resources.

In December 2015, the Company put four parcels owned in Idaho up for auction. Three of the four properties sold but settled in January 2016 for a gross sales price of $172,948. The Company received net process of $155,187, net of $17,761 of selling expenses. On March 23, 2016, the Company entered into an agreement to sell the fourth parcel for gross proceeds of $418,000. Net proceeds to be received by the Company are expected to be $380,000, adjusted for a 10% buyer’s premium paid to the auction house, J.P. King. At year-end, the carrying value of the parcels was tested for impairment, noting fair value exceeded the carrying value of $445,180 and therefore no impairment was necessary.